Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENT (this “Amendment”) made effective as of August 11, 2011 by and between EMPIRE RESORTS, INC., a Delaware corporation (hereinafter “Empire”) and NANETTE L. HORNER (hereinafter “Horner”).

WITNESSETH:

WHEREAS, Empire and Horner entered into an Employment Agreement dated as of July 1, 2010 (hereinafter the “Employment Agreement”);

NOW, THEREFORE, the parties hereto agree to amend the Employment agreement as follows, effective as of the date hereof:

1. Section 1 shall be amended by deleting the word “second” and inserting the word “third” in place thereof.

2. Section 2(a) shall be amended by deleting the first sentence entirely and inserting the sentence below in place thereof:

“During the Term of this Agreement, Executive shall be employed as Senior Vice President, Chief Counsel and Chief Compliance Officer.”

3. Section 3 shall be amended by deleting the phrase “One Hundred Seventy Five Thousand Dollars (“$175,000”)” and inserting the phrase “Two Hundred Thousand ($200,000)” in place thereof.

The parties hereby agree that except as specifically provided in and modified by this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed and references to the Employment Agreement shall be deemed to refer to the Employment Agreement as modified by this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

EMPIRE RESORTS, INC.

By:	/s/ Laurette J. Pitts
Name:	Laurette J. Pitts
Title:	Senior Vice President,
Chief Financial Officer

/s/ Nanette L. Horner
Nanette L. Horner